Exhibit 10.13

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED INFORMATION IS MARKED WITH A [*****]

OMS Oilfield Services Pte Ltd

Vendor Details : VEN000068

Marubeni-Itochu Tubulars Asia PTE LTD

Singapore

Phone  :

Fax      :

Email   :

Purchase Order

Page	:	1 of 10
PO Number	:
PO Date	:	11/7/2023
Buyer	:	Purchasing
Contact Person	:
Delivery Date	:
Terms of Delivery	:
Terms of Payment	:
Currency	:

Ship To:

OMS Oilfield Services Pte Ltd

Bill To:

OMS Oilfield Services Pte Ltd

Item	Description	Quantity	Rate	Amount
1	PP-900005-847 PP-900005-847

DESCRIPTION: ERW PIPE

OMS Oilfield Services Pte Ltd

Vendor Details : VEN000068

Marubeni-Itochu Tubulars Asia PTE LTD

Singapore

Phone  :

Fax      :

Email   :

Purchase Order

Page	:	2 of 10
PO Number	:
PO Date	:	11/7/2023
Buyer	:	Purchasing
Contact Person	:
Delivery Date	:
Terms of Delivery	:
Terms of Payment	:
Currency	:

Item	Description	Quantity	Rate	Amount

2	PP-900006-487 PP-900006-487

SAW PIPE

OMS Oilfield Services Pte Ltd

Vendor Details : VEN000068

Marubeni-Itochu Tubulars Asia PTE LTD

Singapore

Phone  :

Fax      :

Email   :

Purchase Order

Page	:	3 of 10
PO Number	:
PO Date	:	11/7/2023
Buyer	:	Purchasing
Contact Person	:
Delivery Date	:
Terms of Delivery	:
Terms of Payment	:
Currency	:

Item	Description	Quantity	Rate	Amount

OMS Oilfield Services Pte Ltd

Vendor Details : VEN000068

Marubeni-Itochu Tubulars Asia PTE LTD

Singapore

Phone  :

Fax      :

Email   :

Purchase Order

Page	:	4 of 10
PO Number	:
PO Date	:	11/7/2023
Buyer	:	Purchasing
Contact Person	:
Delivery Date	:
Terms of Delivery	:
Terms of Payment	:
Currency	:

Item	Description	Quantity	Rate	Amount

		Total value excl. tax
		Tax Total 0%		0.00
		Total value incl. tax

Remarks

OMS Oilfield Services Pte Ltd
No. 10 Gul Circle
Singapore - 629566
Reg. No.: 197200772M
T: +65 6861 2677
F: +65 6862 2719

Vendor Details : VEN000068

Marubeni-ltochu Tubulars Asia PTE LTD

Singapore

Phone  :

Fax      :

Email   :

Purchase Order

Page	:	5 of 10
PO Number	:
PO Date	:	11/7/2023
Buyer	:	Purchasing
Contact Person	:
Delivery Date	:
Terms of Delivery	:
Terms of Payment	:
Currency	:

OMS Oilfield Services Pte Ltd
No. 10 Gul Circle
Singapore - 629566
Reg. No.: 197200772M
T: +65 6861 2677
F: +65 6862 2719

Vendor Details : VEN000068

Marubeni-Itochu Tubulars Asia PTE LTD

Singapore

Phone  :

Fax      :

Email   :

Purchase Order

Page	:	6 of 10
PO Number	:
PO Date	:	11/7/2023
Buyer	:	Purchasing
Contact Person	:
Delivery Date	:
Terms of Delivery	:
Terms of Payment	:
Currency	:

OMS Oilfield Services Pte Ltd
No. 10 Gul Circle
Singapore - 629566
Reg. No.: 197200772M
T: +65 6861 2677
F: +65 6862 2719

Vendor Details : VEN000068

Marubeni-Itochu Tubulars Asia PTE LTD

Singapore

Phone  :

Fax      :

Email   :

Purchase Order

Page	:	7 of 10
PO Number	:
PO Date	:	11/7/2023
Buyer	:	Purchasing
Contact Person	:
Delivery Date	:
Terms of Delivery	:
Terms of Payment	:
Currency	:

                                                                                                                                                 .

OMS Oilfield Services Pte Ltd
No. 10 Gul Circle
Singapore - 629566
Reg. No.: 197200772M
T: +65 6861 2677
F: +65 6862 2719

Vendor Details : VEN000068

Marubeni-Itochu Tubulars Asia PTE LTD

Singapore

Phone  :

Fax      :

Email   :

Purchase Order

Page	:	8 of 10
PO Number	:
PO Date	:	11/7/2023
Buyer	:	Purchasing
Contact Person	:
Delivery Date	:
Terms of Delivery	:
Terms of Payment	:
Currency	:

OMS Oilfield Services Pte Ltd
No. 10 Gul Circle
Singapore - 629566
Reg. No.: 197200772M
T: +65 6861 2677
F: +65 6862 2719

Vendor Details : VEN000068

Marubeni-Itochu Tubulars Asia PTE LTD

Singapore

Phone  :

Fax      :

Email   :

Purchase Order

Page	:	9 of 10
PO Number	:
PO Date	:	11/7/2023
Buyer	:	Purchasing
Contact Person	:
Delivery Date	:
Terms of Delivery	:
Terms of Payment	:
Currency	:

Terms & Conditions

IMPORTANT: TO EXPEDIATE PAYMENT, PLEASE NOTIFY US OF ANY DEVIATION IN QUANTITY AND UNIT PRICE BEFORE INVOICING. PLEASE SEND YOUR INVOICE IN TRIPLICATE. THIS ORDER SHALL SUBJECT TO OMS OILFIELD SERVICES PTE LTD GENERAL TERMS & CONDITIONS FOR PURCHASE.

Unless specifically stated otherwise in this Purchase Order the following will form the terms and conditions of the Purchase Order.

Acceptance of Conditions

Acceptance of this order constitutes unconditional acceptance of these Conditions. Unless expressly agreed by the Company, no addition to or modifications of these Conditions will be accepted nor will any alternative Conditions submitted by the Seller be recognised.

Delivery

a)	Unless otherwise stated, delivery shall be made to the Company’s address and the cost is deemed to be inclusive in the prices stated.
b)	The delivery date(s) if specified shall be strictly adhered to : Seller shall give Company notice in writing immediately any delay is foreseen.
c)	The Seller will deliver such quantity as stipulated in the Purchase Order and the Company reserves the right to refuse any excess delivery unless prior written consent has been given to the Seller by the Company.

Prices

Prices specified in the Purchase Order shall prevail and shall where necessary be determined by the last quoted or prevailing market price on the date of completion of the Purchase Order. The Seller hereby undertakes to afford to the Company any general reduction in prices as may from time to time occur and any discount given by the said Seller to his/their other customers.

HSSE

Seller/service provider shall comply with all applicable HSSE laws, rules, regulations, and supplier compliances as per ISO45001 & ISO14001 standards, including but not limited to the following, relevant SDS,COC, also Risk assessments & Lifting plan prior to commencing their tasks

Quality

a)	The goods supplied shall conform to the written specifications of the Company as supplied to the Seller and subject thereto shall be of the best commercial quality.
b)	The Company shall be afforded the opportunity of examining the goods delivered before accepting them and reserves to itself the right to reject any goods not in accordance with the aforementioned specifications unless such modifications had previously been agreed to by the Company.

Cancellation or Rejection of Goods

a)	The Company reserves the right to cancel or reject all or any part of the undelivered portion of this Purchase Order if Seller does not make deliveries as specified in the delivery schedule; or in the event it becomes apparent that delivery or completion cannot be accomplished within the time specified; or if the Seller breaks any of the other terms or condition of this Purchase Order without penalty or liability (except for goods received and accepted or work completed and accepted).
b)	If goods do not conform to the description, quantity or quality required, the Company may cancel the Order or any part thereof or reject all or any of the goods without thereby incurring any liability to the Company.
c)	All goods rejected by the Company shall :-
i.	remain the property and at the risk of the Seller;
ii.	be collected by the Seller without delay, on receipt of notice of rejection, at his/their own risk;
iii.	at Company option be credited or replaced within a reasonable time free of extra charge.

Late Delivery

OMS Oilfield Services Pte Ltd
No. 10 Gul Circle
Singapore - 629566
Reg. No.: 197200772M
T: +65 6861 2677
F: +65 6862 2719

Vendor Details : VEN000068

Marubeni-Itochu Tubulars Asia PTE LTD

Singapore

Phone  :

Fax      :

Email   :

Purchase Order

Page	:	10 of 10
PO Number	:
PO Date	:	11/7/2023
Buyer	:	Purchasing
Contact Person	:
Delivery Date	:
Terms of Delivery	:
Terms of Payment	:
Currency	:

Unless otherwise agreed the goods ordered must be delivered within the specified delivery date in the Purchase Order and if the goods or any portion thereof are not delivered within the time or times the buyer shall be entitled to determine the Contract in respect of the goods undelivered and of any other goods already delivered provided that the Buyer in his absolute discretion extend the time of delivery and provided further that the seller pays a sum of        of the total value of the goods not delivered for every week (including Public Holidays) of delay up to a maximum of            of the total value of the goods not delivered as liquidated damages.

Payment

Payment for goods accepted shall be made in                                unless otherwise agreed to between the parties. For payment purposes you are required to submit your invoices in triplicate.

Packing

The goods shall be suitably packed and protected for delivery to destination.

Insurance

The Seller shall provide for adequate insurance cover of the goods the subject matter of this Order while in transit and until acceptance by the Company.;